As filed with the Securities and Exchange Commission on January 9, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-3330837
(State of Incorporation)	(I.R.S. Employer Identification No.)

3410 Central Expressway

Santa Clara, CA 95051

(Address of principal executive offices and zip code)

2005 Equity Incentive Plan

2005 Non-Employee Directors’ Stock Option Plan

2005 Employee Stock Purchase Plan

2010 Inducement Award Plan

(Full titles of the plans)

Ronald W. Barrett, Ph.D.

Chief Executive Officer

XenoPort, Inc.

3410 Central Expressway

Santa Clara, CA 95051

(408) 616-7200

(Name, address and telephone number, including area code, of agent for service)

Copies to:

Chadwick L. Mills, Esq.

COOLEY LLP

3175 Hanover Street

Palo Alto, CA 94304

(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,956,102 shares	$8.64	$16,900,721.28	$2,305.26

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of common stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration that results in an increase in the number of shares of the Registrant’s outstanding common stock (the “Common Stock”).
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Select Market on January 3, 2013, for (i) shares reserved for future grant pursuant to the Registrant’s 2005 Equity Incentive Plan, (ii) shares reserved for future grant pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan, (iii) shares reserved for future grant pursuant to the Registrant’s 2005 Employee Stock Purchase Plan and (iv) shares reserved for future grant pursuant to the Registrant’s 2010 Inducement Award Plan.

Securities	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Shares reserved for future grant under the 2005 Equity Incentive Plan	1,558,801(3)	$8.64	$13,468,040.64
Shares reserved for future grant under the 2005 Non-Employee Directors’ Stock Option Plan	135,000	$8.64	$1,166,400.00
Shares reserved for future grant under the 2005 Employee Stock Purchase Plan	250,000	$8.64	$2,160,000.00
Shares reserved for future grant under the 2010 Inducement Award Plan	12,301(4)	$8.64	$106,280.64
Proposed Maximum Offering Price			$16,900,721.28
Registration Fee			$2,305.26

(3)	The 1,558,801 shares consist of (i) 1,176,691 shares added to the 2005 Equity Incentive Plan as a result of provisions in such plan that allow for the Board of Directors to annually increase the share reserve of Common Stock available for issuance under the 2005 Equity Incentive Plan and (ii) 382,110 shares returned to the 2005 Equity Incentive Plan share reserve either as a result of forfeitures of restricted stock unit grants or as a result of shares being partially withheld by the Registrant to cover tax withholding obligations at the time of vesting of restricted stock unit grants, in each case in accordance with the provisions of the 2005 Equity Incentive Plan.
(4)	The 12,301 shares consist of shares returned to the 2010 Inducement Award Plan share reserve either as a result of forfeitures of restricted stock unit grants or as a result of shares being partially withheld by the Registrant to cover tax withholding obligations at the time of vesting of restricted stock unit grants, in each case in accordance with the provisions of the 2010 Inducement Award Plan.

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 1,558,801 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Equity Incentive Plan, (ii) 135,000 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Non-Employee Directors’ Stock Option Plan, (iii) 250,000 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2005 Employee Stock Purchase Plan and (iv) 12,301 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2010 Inducement Award Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENTS ON FORM S-8

The contents of the Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission on June 3, 2005 (File No. 333-125518), April 18, 2006 (File No. 333-133357), May 11, 2007 (File No. 333-142844), May 8, 2008 (File No. 333-150730), May 7, 2009 (File No. 333-159021), May 12, 2010 (File No. 333-166760), January 10, 2011 (File No. 333-171626) and January 9, 2012 (File No. 333-178947) are incorporated by reference herein.

EXHIBITS

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.3(3)	Amended and Restated Bylaws of XenoPort, Inc.

4.4(4)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.5(5)	Specimen Common Stock Certificate.

4.6(6)	Form of Right Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included in the signature page).

99.1.1(7)	XenoPort, Inc. 2005 Equity Incentive Plan.

99.1.2(8)	Form of Option Agreement under the 2005 Equity Incentive Plan.

99.1.3(9)	Form of Stock Unit Award Agreement under the 2005 Equity Incentive Plan.

99.1.4(10)	Form of Non-Employee Director Stock Unit Award Agreement under the 2005 Equity Incentive Plan.

99.2.1(11)	XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan, as amended.

99.2.2(12)	Form of Stock Option Agreement under the 2005 Non-Employee Directors’ Stock Option Plan.

99.3.1(13)	XenoPort, Inc. 2005 Employee Stock Purchase Plan.

99.3.2(14)	Form of 2005 Employee Stock Purchase Plan Offering Document.

99.4.1(15)	XenoPort, Inc. 2010 Inducement Award Plan, as amended.

99.4.2(16)	Form of Option Agreement under the 2010 Inducement Award Plan.

99.4.3(17)	Form of Stock Unit Award Agreement under the 2010 Inducement Award Plan.

(1)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to XenoPort Inc.’s current report on Form 8-K (File No. 000-51329), filed with the SEC on May 18, 2012.
(3)	Previously filed as Exhibit 3.2 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.
(4)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s current report on Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, and incorporated by reference herein.
(6)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s current report on Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.7 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.8 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.9 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on August 7, 2008, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.35 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(11)	Previously filed as Exhibit 10.33 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(12)	Previously filed as Exhibit 10.34 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(13)	Previously filed as Exhibit 10.11 to XenoPort Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, incorporated by reference herein.
(14)	Previously filed as Exhibit 10.12 to XenoPort Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, incorporated by reference herein.
(15)	Previously filed as Exhibit 10.17 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on August 5, 2011, and incorporated by reference herein.
(16)	Previously filed as Exhibit 99.3.2 to XenoPort, Inc.’s registration statement on Form S-8 (No. 333-166760), as filed with the Securities and Exchange Commission on May 12, 2010, and incorporated by reference herein.
(17)	Previously filed as Exhibit 99.3.3 to XenoPort, Inc.’s registration statement on Form S-8 (No. 333-166760), as filed with the Securities and Exchange Commission on May 12, 2010, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on January 9, 2013.

XENOPORT, INC.

By:	/s/ Ronald W. Barrett
Ronald W. Barrett
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald W. Barrett and William G. Harris, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ronald W. Barrett	Chief Executive Officer and Director (Principal Executive Officer)	January 9, 2013
Ronald W. Barrett

/s/ William G. Harris	Senior Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	January 9, 2013
William G. Harris

/s/ Paul L. Berns	Director	January 9, 2013
Paul L. Berns

/s/ Dennis M. Fenton	Director	January 9, 2013
Dennis M. Fenton

/s/ John G. Freund	Director	January 9, 2013
John G. Freund

Director
Catherine J. Friedman

/s/ Jeryl L. Hilleman	Director	January 9, 2013
Jeryl L. Hilleman

/s/ Ernest Mario	Director	January 9, 2013
Ernest Mario

/s/ William J. Rieflin	Director	January 9, 2013
William J. Rieflin

/s/ Wendell Wierenga	Director	January 9, 2013
Wendell Wierenga

EXHIBIT INDEX

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of XenoPort, Inc.

4.3(3)	Amended and Restated Bylaws of XenoPort, Inc.

4.4(4)	Certificate of Designation of Series A Junior Participating Preferred Stock.

4.5(5)	Specimen Common Stock Certificate.

4.6(6)	Form of Right Certificate.

5.1	Opinion of Cooley LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included in the signature page).

99.1.1(7)	XenoPort, Inc. 2005 Equity Incentive Plan.

99.1.2(8)	Form of Option Agreement under the 2005 Equity Incentive Plan.

99.1.3(9)	Form of Stock Unit Award Agreement under the 2005 Equity Incentive Plan.

99.1.4(10)	Form of Non-Employee Director Stock Unit Award Agreement under the 2005 Equity Incentive Plan.

99.2.1(11)	XenoPort, Inc. 2005 Non-Employee Directors’ Stock Option Plan, as amended.

99.2.2(12)	Form of Stock Option Agreement under the 2005 Non-Employee Directors’ Stock Option Plan.

99.3.1(13)	XenoPort, Inc. 2005 Employee Stock Purchase Plan.

99.3.2(14)	Form of 2005 Employee Stock Purchase Plan Offering Document.

99.4.1(15)	XenoPort, Inc. 2010 Inducement Award Plan, as amended.

99.4.2(16)	Form of Option Agreement under the 2010 Inducement Award Plan.

99.4.3(17)	Form of Stock Unit Award Agreement under the 2010 Inducement Award Plan.

(1)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to XenoPort Inc.’s current report on Form 8-K (File No. 000-51329), filed with the SEC on May 18, 2012.
(3)	Previously filed as Exhibit 3.2 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on August 11, 2005, and incorporated by reference herein.
(4)	Previously filed as Exhibit 3.1 to XenoPort, Inc.’s current report on Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on April 13, 2005, and incorporated by reference herein.

(6)	Previously filed as Exhibit 4.1 to XenoPort, Inc.’s current report on Form 8-K (No. 000-51329), as filed with the Securities and Exchange Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.7 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.8 to XenoPort, Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.9 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on August 7, 2008, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.35 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(11)	Previously filed as Exhibit 10.33 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(12)	Previously filed as Exhibit 10.34 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on May 8, 2012, and incorporated by reference herein.
(13)	Previously filed as Exhibit 10.11 to XenoPort Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(14)	Previously filed as Exhibit 10.12 to XenoPort Inc.’s registration statement on Form S-1, as amended (No. 333-122156), as filed with the Securities and Exchange Commission on March 2, 2005, and incorporated by reference herein.
(15)	Previously filed as Exhibit 10.17 to XenoPort, Inc.’s quarterly report on Form 10-Q (No. 000-51329) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on August 5, 2011, and incorporated by reference herein.
(16)	Previously filed as Exhibit 99.3.2 to XenoPort, Inc.’s registration statement on Form S-8 (No. 333-166760), as filed with the Securities and Exchange Commission on May 12, 2010, and incorporated by reference herein.
(17)	Previously filed as Exhibit 99.3.3 to XenoPort, Inc.’s registration statement on Form S-8 (No. 333-166760), as filed with the Securities and Exchange Commission on May 12, 2010, and incorporated by reference herein.